DARLING INTERNATIONAL INC.

COMPENSATION COMMITTEE CHARTER
(as Amended and Restated October 3, 2007)

This Compensation Committee Charter (this “Charter”) sets forth the purpose and membership requirements of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) and establishes the authority and responsibilities delegated to the Committee by the Board.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of Darling International Inc. (the “Company”).  While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations. Except where expressly provided in plan documents or by applicable law, neither the Committee nor any member thereof shall act as a fiduciary with respect to any plans or programs, whether under the Employee Retiree Income Security Act of 1974, as amended, or otherwise.

1.	Purpose.

The purpose of the Committee is to discharge the responsibilities of the Board in (i) determining the appropriate compensation levels of all of the Company’s executive officers in light of the Company’s goals and objectives; (ii) evaluating officer, director and employee compensation plans, policies and programs and exercising discretion in the administration of such plans, policies and programs; (iii) determining and approving officer, director and employee compensation based on the foregoing evaluation; (iv) reviewing equity and other benefit plans for officers and employees and exercising discretion in the administration of such plans; and (v) preparing the report of the Committee required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s Annual Report on Form 10-K or proxy statement on Schedule 14A, or otherwise, as applicable.

2.	Membership.

The Committee will consist of at least three members of the Board.  Each member of the Committee must be “independent” and satisfy the independence requirements in accordance with the rules of the SEC and as set forth in the regulations of the New York Stock Exchange (“NYSE”) or any other stock exchange or over-the-counter market on which the Company’s securities are listed or quoted for trading (the “Exchange”); and each member must (i) be a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and (ii) satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.  Each member must be free of any relationship that, in the judgment of the Board from time to time, would interfere with the exercise of independent judgment.

The Board will elect the members of the Committee at the Board Meeting that is held immediately after the Annual Meeting of the Stockholders of the Company (“Annual Board Meeting”).  Members shall continue to be members of the Committee until their successors as Committee members are elected and qualified or until their earlier death, incapacity, resignation or removal.  The Board may remove or replace a member of the Committee at any time with or without cause.  The Chairman of the Committee shall be appointed by the Board from among the Committee members and shall serve at the pleasure of the Board.

3.	Meetings and Procedures.

The Committee shall meet as often as is appropriate but not less than twice annually.  The schedule of regular meetings for the Committee for each year shall be established by the Committee.   The Chairperson  of the Committee may call a special meeting at any time as he or she deems appropriate.  Members of the Committee may meet telephonically.

A quorum shall consist of a majority of the Committee’s members.  The act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.  The Committee may, by resolution approved by a majority of the Committee, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee and such delegation is not otherwise inconsistent with law and the applicable rules and regulations of the SEC and the NYSE (or any other exchange upon which the shares of the Company may be listed for trading).

The Chairperson of the Committee shall preside at all Committee meetings.  If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding officer for that meeting.  The Chairperson of the Committee shall prepare an agenda for each meeting in consultation with Committee members and any appropriate member of the Company’s management or staff.  Appropriate members of the Company’s management or staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.

The Committee shall have the sole authority to (i) delegate authority and responsibilities to sub-committees of Committee members as it deems necessary and appropriate, provided that no sub-committees shall consist of less than two members, so long as such delegation is consistent with applicable law and applicable rules of the Exchange; (ii) retain, at the Company’s expense, oversee, terminate and determine the compensation and other retention terms of consultants it deems necessary to fulfill its responsibilities under this Charter; and (iii) obtain advice and assistance on any matter addressed in this Charter from internal or external legal, accounting, or other advisors, at the expense of the Company.  The Company shall provide adequate resources to support the Committee’s activities, including compensating consultants and other advisors in accordance with the terms agreed to by the Committee.

The Committee may invite to its meetings any director, management member or such other persons as it deems appropriate in order to carry out its responsibilities.  The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

3

The Committee shall report to the Board following each meeting, which reports shall include any recommendations the Committee deems appropriate and any other matters that are relevant to the fulfillment of the Committee’s responsibilities.  The report to the Board may be an oral report and may be made at any meeting of the Board.  Minutes of each meeting of the Committee shall be kept to document the discharge by the Committee of its responsibilities, and a copy of such Minutes shall be retained with the minutes of the meetings of the Board, and a copy shall be provided to the members of the Board of Directors.

4.	Duties and Responsibilities.

The Committee’s primary responsibilities are set forth below.  The Committee shall also carry out any other responsibilities assigned to it by the Board from time to time.  As used in this Section 4, the term “Company” shall include the Company and its controlled affiliates, as appropriate.

(i)	Establish and review the overall compensation philosophy and policies of the Company.

(ii)	Determine and approve the compensation level of the chief executive officer.

(iii)
Review and approve corporate goals and objectives relevant to the compensation of the Company’s executive officers, including annual performance objectives and bonus opportunity levels, and administer executive compensation programs, including determining whether objectives have been obtained.

(iv)
Evaluate at least annually the performance of the Company’s chief executive officer and other executive officers in light of the approved goals and objectives, and determine and recommend to the Board the compensation levels for the Company’s executive officers based on this evaluation, taking into account all forms of compensation, including retirement and post-retirement benefits and fringe benefits.  In determining the long-term incentive component of the chief executive officer’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies and the awards given to the chief executive officer in past years.

(v)
Examine and make recommendations to the Board with respect to the overall compensation program for managerial level employees, including, without limitation, base salary, incentive, equity-based and deferred compensation, and retirement and health benefits.

(vi)	Review and recommend to the Board for approval new compensation programs, including executive compensation programs.

(vii)
Review the Company’s incentive compensation, equity-based and other compensation plans and perquisites on a periodic basis to determine whether they are properly coordinated and achieving their intended purpose(s); recommend any appropriate modifications; review and approve all grants of awards pursuant to such plans, including, without limitation, the award of shares or share options, units or restricted shares pursuant to such plans; and administer all such plans (unless otherwise expressly provided in the plan), exercising the full authority of the Board, with such assistance from employees of the Company and advisors as the Committee determines to be appropriate or desirable.

(viii)	Administer and monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

(ix)	Review and recommend to the Board for approval any changes in employee pension plans and programs.

(x)	Review employee compensation levels generally, including ranges and employee fringe benefits.

(xi)	Review and approve all equity compensation plans of the Company that are not otherwise subject to the approval of the Company’s stockholders.

(xii)
Draft and discuss the Company’s Compensation Discussion and Analysis disclosure required by SEC regulations and determine whether to recommend to the Board that it be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C, as applicable.

(xiii)
Prepare the report of the Committee required to be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C, as applicable, in accordance with applicable rules and regulations of the SEC, each Exchange and any other applicable regulatory bodies.

(xiv)	Annually evaluate the performance of the Compensation Committee and the appropriateness of this Charter.

The Committee may assume additional duties or responsibilities, carry out additional functions or adopt additional policies and procedures as may be appropriate to carry out its purposes or in light of changing business, legislative, regulatory, legal or other conditions.